American Mobile Satellite Corporation
10802 Parkridge Blvd.
Reston, VA
20191-5416









March 11, 1997

James M. Kohosek
Vice President and Chief Financial Officer
Westinghouse Wireless Solutions Company
930 International Drive
Linthicum, Maryland  21090

Dear Mr. Kohosek:

         Reference is made to the Deferred Payment Agreement dated as of September 15, 1992 between AMSC Subsidiary Corporation (the "Company") and Westinghouse Electric Corporation ("WEC"), as amended by (i) that certain letter agreement dated October 1, 1992 between the Company and WEC, (ii) the First Amendment to Deferred Payment Agreement dated as of February 2, 1993, (iii) that certain letter agreement dated October 18, 1993 between the Company and WEC,
(iv) that certain letter agreement dated December 23, 1993 between the Company and WEC, (v) that certain letter agreement dated February 25, 1994 between the Company and WEC, (vi) that certain letter agreement dated August 30, 1994 between the Company and WEC, (vii) that certain letter agreement dated February 28, 1995, between the Company and WEC, (viii) that certain letter agreement dated July 31, 1995, between the Company and WEC, (ix) that certain letter agreement dated September 11, 1995, between the Company and WEC, (x) that certain agreement dated October 13, 1995, between the Company and WEC and (xi) that certain agreement dated February 13, 1997 between the Company and WEC (as so amended, the "Deferred Payment Agreement"). Unless otherwise specifically provided herein, capitalized terms used in this letter agreement shall have the meanings given them in the Deferred Payment Agreement.

         This letter will evidence the agreement of the Company and WEC as follows:

         1. The Deferred Payment Agreement is hereby amended by waiving compliance with Sections 7.11 and 7.12 for the quarter ended March 31, 1997.

         2. Except as expressly provided above, the Deferred Payment Agreement is not amended, modified or waived and, as amended by this letter agreement, shall remain in full force and effect.

James M. Kohosek
March 11, 1997
Page 2


         Please indicate your agreement with the foregoing by executing this letter in the space provided below. This letter agreement will be effective upon receipt by the Company of a fully executed counterpart of this letter.

Very truly yours,

AMSC SUBSIDIARY CORPORATION


By:     /s/RICHARD J. BURNHEIMER
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        Richard J. Burnheimer
        Vice President and Treasurer

AGREED TO AND ACCEPTED this 12th day of March 1997.

WESTINGHOUSE ELECTRIC CORPORATION


By:     /s/PATTY L. ARMACOST
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Its:    Director, Customer & Supplier Partnerships
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